                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 1999 relating to the financial statements and financial statement schedules, which appears in InsWeb Corporatation's Registration Statement on Form S-1 (No. 333-78095) for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

San Francisco, California
October 27, 1999